Exhibit 10.12
SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement by and between Nile Therapeutics, Inc., a Delaware corporation (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of similar subscription agreements entered into in connection with the Offering described below, the “Subscribers”).

RECITALS:

WHEREAS, the Company is offering to sell shares (the “Shares” or the “Securities”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) in a private offering (the “Offering”) to qualified investors as a price per share equal to $7.92 (the “Offering Price”);

WHEREAS, the Company desires to raise in the Offering a minimum of Fifteen Million Dollars ($15,000,000.00) (the “Minimum Offering”) and a maximum of and a maximum of Twenty Million Dollars ($20,000,000.00) (the “Maximum Offering”). The minimum investment per Subscriber is $500,000.00, although the Company, in its sole discretion, may accept subscriptions for lesser amounts;

WHEREAS, the terms of the Offering are summarized in that certain Confidential Term Sheet dated August 16, 2007 (the “Memorandum”) that has been previously provided to the Subscriber;

WHEREAS, simultaneously with the Closing (as defined below), the Company intends to complete a “reverse merger” (the “Merger”) with the wholly-owned subsidiary (“Merger Sub”) of a publicly reporting company (“Pubco”) pursuant to the merger agreement (the “Merger Agreement”) attached as an exhibit to the Memorandum. The Company expects that such Merger Sub will be Nile Merger Sub, Inc., a Delaware corporation, a wholly-owned subsidiary of SMI Products, Inc., a Delaware corporation;

WHEREAS, the Company has retained Riverbank Capital Securities, Inc., a National Association of Securities Dealers, Inc. (“NASD”) member broker dealer to act as its placement agent in connection with the sale of the securities pursuant to this Agreement (the “Placement Agent”); and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Securities and the Subscriber desires to purchase that number of Securities set forth on the signature page hereto on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I SUBSCRIPTION OF SECURITIES

1.1. Subject to the terms set forth herein and in the Memorandum, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Securities as is set forth on the signature page hereto at the Offering Price; the total purchase price is set forth on the signature page attached hereto (the “Purchase Price”). The aggregate Purchase Price is payable by wire transfer of immediately available funds pursuant to the wire instructions attached as Exhibit B.

1.2. The minimum purchase that may be made by any prospective investor shall be $500,000.00. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Company. The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Securities to each Subscriber is a separate sale.

1.3. Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Subscriber in escrow with US Bank National Association Corporation Trust (the “Escrow Agent”). The Offering shall expire on August 31, 2007, subject to extension for up to 30 days (the “Termination Date”) at the discretion of the Company, and upon written notice by the Company to Pubco. The Subscriber hereby authorizes and directs the Company and the Placement Agent to direct the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest.

1.4. On or prior to Termination Date, the Company shall conduct a closing of the purchase and sale of Securities (the “Closing”). The Closing shall occur at the offices of the Placement Agent at 689 5th Avenue, 14th Floor, New York, New York, 10022. Certificates evidencing the Common Stock purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within ten (10) business days following the Closing. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Common Stock purchased by the Subscriber pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto. In the event the Company shall not have accepted subscriptions (including the subscription accepted by its execution and delivery of this Agreement in accordance with the terms and conditions herein) for purchases of the Minimum Amount on or before the Termination Date, then this subscription shall be void an all purchases hereunder by the Subscriber shall be returned to the Subscriber, without interest.

1.5. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn.

1.6. At Closing, the Company shall pay to the Placement Agent a non-accountable expense allowance of $100,000 for introductions to investors and other services related to the Offering.

ARTICLE II REPRESENTATIONS BY SUBSCRIBER

The Subscriber agrees, represents and warrants to the Company and the Placement Agent, severally and solely with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

2.1. Organization and Qualification. If an entity, the Subscriber is duly incorporated, organized or otherwise formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or otherwise formed.

2.2.  Authorization.

(a) If an entity:

(i) The Subscriber has the requisite corporate or other requisite power and authority to enter into and to perform its obligations under this agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; and

(ii) the execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by the Subscriber’s Board of Directors or other governing body and no further consent or authorization of the Subscriber, its Board of Directors or its shareholders, members or other interest holders is required.

(b) If an individual:

(i) The undersigned has reached the age of 21 and has the legal capacity, power and authority to execute, deliver and perform the undersigned’s obligations under this Agreement and all other related agreements or certificates.

2.3. Enforcement. This Agreement has been duly executed by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.4. Consents. The Subscriber is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for such notices, filings, applications, registrations, authorizations, consents, orders, approvals and waivers (if any) as have been obtained and the filing of a Form D with the Securities and Exchange Commission (the “SEC”) and other similar filings required by applicable state securities or “blue sky” laws and regulations in connection with offerings of securities under Rule 506 (“Rule 506”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.5. Non-contravention. Neither the execution and the delivery by the Subscriber of this Agreement, nor the consummation by the Subscriber of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Subscriber is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Subscriber is a party or by which the Subscriber is bound or to which any of its assets is subject.

2.6. Investment Purpose. The Subscriber is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof.

2.7. Accredited Subscriber Status. The Subscriber is an “accredited investor” as defined in Regulation D under the Securities Act and has delivered to the Company a Confidential Investor Questionnaire substantially in the form of Exhibit A attached hereto. The Subscriber hereby represents and warrants that, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Subscriber at its sole risk and expense, the Subscriber (a) has the capacity to protect its own interests in connection with the transaction contemplated hereby and/or (b) the Subscriber has prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, including the Nasdaq Global Select Market, the Nasdaq Global Market, and the Nasdaq Capital Market (together, the “NASDAQ”) and/or (c) to the extent necessary, the Subscriber has retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder, and/or (d), if an entity, the Subscriber was not formed for the sole purpose of purchasing the Securities.

2.8. Reliance on Exemptions. The Subscriber agrees, acknowledges and understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and applicable state securities or “blue sky” laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

2.9. No General Solicitation. The Subscriber (a) was contacted regarding the sale of the Securities by the Company or the Placement Agent (or their respective authorized agents or representatives) with whom the Subscriber had a prior substantial pre-existing relationship and (b) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to, the Subscriber’s: (i) receipt or review of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.10. Information.

(a) The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities that have been requested by the Subscriber or its advisors, if any, including, without limitation, the Memorandum, the risk factors set forth therein, and all exhibits and appendices to the Memorandum (collectively with this Subscription Agreement, the “Offering Documents”). The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained in ARTICLE III below.

(b) The Subscriber agrees, acknowledges and understands that the Placement Agent has not supplied any information for inclusion in the Memorandum other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Memorandum relating to the Placement Agent, that the Placement Agent has no responsibility for the accuracy or completeness of the Memorandum and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

2.11. Acknowledgement of Risk. The Subscriber agrees, acknowledges and understands that the Subscriber’s investment in the Securities involves a significant degree of risk, including, without limitation that: (a) the Company is a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (b) an investment in the Company is highly speculative and only subscribers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Common Stock is extremely limited; and (e) in the event of a disposition of the Common Stock, the Subscriber can sustain the loss of its entire investment. The Subscriber agrees, acknowledges and understands that such risks are set forth in greater detail in the Memorandum.

2.12. Governmental Review. The Subscriber agrees, acknowledges and understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

2.13. Transfer or Resale. The Subscriber agrees, acknowledges and understands that:

(a) the Common Stock has not been and, except as set forth in ARTICLE IV, will not be registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Subscriber may have to bear the risk of holding the Common Stock for an indefinite period of time because the Common Stock may not be transferred unless: (i) the resale of the Common Stock is registered pursuant to an effective registration statement under the Securities Act; (ii) the Subscriber has delivered to the Company an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Common Stock to be sold or transferred may be sold or transferred pursuant to an exemption from such registration including, without limitation, Common Stock sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”); and

(b) any sale of the Common Stock made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Common Stock under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder.

2.14. No Shorting. The Subscriber agrees, acknowledges and understands that during the period commencing on the date hereof through the last date upon which the Subscriber holds any Securities or Registrable Securities (as defined below), the Subscriber may not directly or indirectly, through related parties, affiliates or otherwise, sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company.

2.15. Legends. The Subscriber agrees, acknowledges and understands that the certificates representing the Common Stock (the “Restricted Securities”) will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Restricted Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) THE RESALE OF THE COMMON STOCK IS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (II) THE SUBSCRIBER HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL (IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS) TO THE EFFECT THAT THE COMMON STOCK TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, INCLUDING, WITHOUT LIMITATION, COMMON STOCK SOLD OR TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (“RULE 144”).

2.16. The Subscriber agrees, acknowledges and understands that the Company will make a notation in the appropriate records with respect to the foregoing restrictions on the transferability of the Restricted Securities. Certificates evidencing the Restricted Securities shall not be required to contain such legend or any other legend (a) following any sale of the Restricted Securities to a non-affiliate of the Company pursuant to Rule 144, or (b) if the Restricted Securities are being sold under Rule 144(k) or have been sold pursuant to a registration statement and in compliance with the Subscriber’s obligations set forth in this Agreement, or (c) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC), in each such case (a) through (c) to the extent reasonably determined by the Company’s legal counsel.

2.17. Residency. The Subscriber is a resident of the jurisdiction set forth immediately below the Subscriber’s name on the signature pages hereto.

2.18. Acknowledgements Regarding Placement Agent.

(a) The Subscriber agrees, acknowledges and understands that the Placement Agent is acting as placement agent for the Securities being offered hereby but will not be compensated for acting in such capacity, other than that the Company will pay the Placement Agent a non-accountable expense allowance of $100,000 for introductions to investors and other services. The Subscriber further agrees, acknowledges and understands that the Placement Agent has acted solely as an agent of the Company in connection with the Offering, that the information and data provided to the Subscriber in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Subscriber further agrees and acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms and consequences of holding the Securities. The Subscriber further agrees, acknowledges and understands that the provisions of this Section 2.18 are for the benefit of, and may be enforced by, the Placement Agent.

(b) The Subscriber agrees, acknowledges and understands that the Placement Agent may engage other persons, selected by it in the Placement Agent’s discretion and with the consent of the Company, which consent will not unreasonably be withheld, who are members of the NASD, or who are located outside the United States, to assist the Placement Agent in connection with this Offering and that the Placement Agent shall be responsible for the compensation of any selected dealer so engaged.

2.19. Not a Registered Representative. The Subscriber agrees, acknowledges and understands that if it is a Registered Representative of a NASD member firm, he or she must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Confidential Investor Questionnaire attached hereto as Exhibit A.

2.20. No Brokers. The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company and the Placement Agent from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

2.21. Reliance on Representations. The Subscriber agrees, acknowledges and understands that the Company and its counsel, as well as the Placement Agent, are entitled to rely on the representations, warranties and covenants made by the Subscriber herein.

2.22. No Representations by Placement Agent. The Subscriber acknowledges that the Placement Agent (including any of its members, managers, employees, agents or representatives) has not made any representations or warranties to the Subscriber concerning the Company, Merger Sub, Pubco, their respective businesses, condition (financial or otherwise) or prospects, or the Merger.

ARTICLE III  REPRESENTATIONS BY THE COMPANY

The Company hereby represents and warrants to each Subscriber and the Placement Agent that:

3.1. Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on (a) the business, operations assets or condition (financial or otherwise) of the Company or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith (collectively, a “Material Adverse Effect”).

3.2. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Common Stock) have been duly authorized by the Company’s Board of Directors (the “Board”) and no further consent or authorization of the Company, its Company or its shareholders is required that has not or will not be obtained prior to the Closing. This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3. Capitalization. The authorized capital stock of the Company is as set forth in the Memorandum. Except as set forth in the Memorandum, there are not issued, reserved for issuance or outstanding: (a) any Securities of capital stock or other voting securities of the Company; (b) any securities of the Company convertible into or exchangeable or exercisable for Securities of capital stock or voting securities of the Company; or (c) any warrants, calls, options or other rights to acquire from the Company, or and any obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company.

3.4. Issuance of Securities. The Securities purchased under this Agreement are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.

3.5. No Conflicts; No Violation.

(a) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) will not: (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws; (ii) violate or conflict with, result in a breach of any provision of, constitute a default (or an event which with notice or lapse of time, or both, could become a default) under or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) to the best of the Company’s knowledge, result in a material violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities or “blue sky” laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities or “blue sky” laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

3.6. Absence of Certain Changes. Except as disclosed in the Memorandum, since the date of the Memorandum (including any subsequent amendments or supplements thereto) there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company, except that the Company has continued losses from operations.

3.7. Absence of Litigation. Other than as described in the Memorandum, to the Company’s there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

3.8. Intellectual Property Rights. The Company owns or possesses licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights that it believes are necessary to enable it to conduct its business as now operated (the “Intellectual Property”). Except as set forth in the Memorandum, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by, or a party to, any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the Memorandum, there is no claim or action or proceeding pending or, to the Company’s knowledge, threatened, that challenges the right of the Company with respect to any Intellectual Property.

3.9. Tax Status. The Company has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To the Company’s knowledge, none of the Company’s tax returns are presently being audited by any taxing authority.

3.10. No Brokers. Except as disclosed in the Memorandum, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.

3.11. Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.12. Placement Agent. The Company has engaged, consented to and authorized the Placement Agent to act as agent of the Company in connection with the transactions contemplated by this Agreement. The Company will pay the Placement Agent a non-accountable expense allowance of $100,000 for introduction to investors and other services and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

3.13. Financial Statements. The financial statements of the Company included in the Memorandum (the “Financial Statements”) (a) fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; (b) have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto and except that any unaudited financial statements may not contain all footnotes required by GAAP; and (c) fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of any unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, and except as set forth in the Memorandum, there has not been to the Company’s knowledge (a) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, including ongoing losses, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (b) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

3.14. Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those that have otherwise arisen in the ordinary course of business; and (d) those that would not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

3.15. Obligations to Related Parties. Except as disclosed in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered; (b) reimbursement for reasonable expenses incurred on behalf of the Company; (c) standard indemnification provisions in the certificate of incorporation and by-laws; and (d) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board). Except as may be disclosed in the Memorandum or Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.16. Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or a union contract. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

3.17. Environmental Laws. To the knowledge of the Company (a) is in compliance with any and all Environmental Laws (as hereinafter defined); (b) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (c) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.18. Disclosure. The Offering Documents and all other documents delivered to the Subscriber in connection herewith at the Closing, do not, as of their respective dates, contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been disclosed in the Offering Documents (including the Schedules and Exhibits thereto) or any other documents delivered to the Subscriber in connection herewith or therewith at the Closing.

3.19. Securities Law Exemption. Assuming the truth and accuracy of the Subscriber’s representations and warranties in this Agreement and the truth and accuracy of each of the other Subscribers’ representations and warranties set forth in the subscription agreements executed by such other Subscribers, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other subscription agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

3.20. Licenses and Permits.

(a) Except as set forth in the Offering Documents, the Company has obtained and maintains all federal, state, local and foreign licenses, permits, consents, approvals, registrations, authorizations and qualifications required to be maintained in connection with its operations as presently conducted and as proposed to be conducted, except where the failure to obtain or maintain such licenses, permits, consents, approvals, registrations, authorizations and qualifications could not have a Material Adverse Effect. The Company is not in default in any material respect under any of such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications.

(b) To the Company’s knowledge, the conduct of its business as presently and proposed to be conducted is not presently subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct business, except as described in the Offering Documents and except such regulation as is applicable to commercial enterprises generally.

3.21. No Integrated Offering. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act. Except as disclosed in the Offering Documents, the Company has not sold or issued any shares of Common Stock, convertible notes or warrants during the past six months, including sales pursuant to Rule 144A, Regulation D or Regulation S under the Act, other than shares issued pursuant to employee benefit plans, if any.

3.22. Related Party Transactions. No transaction has occurred between or among the Company and any of its affiliates, officers or directors or any affiliate of any such officer or director that is required to be described in the Offering Documents that is not so described.

3.23. Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles.

ARTICLE IV  COVENANTS OF THE COMPANY AND SUBSCRIBER

4.1. Form D; Blue Sky Laws. The Company shall timely file with the SEC a Notice of Sale of Securities on Form D with respect to the Offering, as required under Regulation D. The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Subscriber under this Agreement under applicable securities (or “blue sky”) laws or regulations of the states of the United States (or to obtain an exemption from such qualification).

4.2. Expenses. The Company and the Subscriber are liable for, and shall pay, their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

ARTICLE V   CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

The Subscriber’s obligation to purchase Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

5.1. Representations and Warranties Correct. The representations and warranties made by the Company in ARTICLE III hereof shall be true and correct in all material respects when made, and, except for any representations and warranties made by the Company as of a specific date, shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

5.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

5.3. No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or materially restraining the transactions contemplated by this Agreement.

5.4. No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or materially restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise provided in this Agreement).

5.5. Legal Opinion. The Placement Agent shall have received a legal opinion from the Company’s outside counsel covering such matters as reasonably requested by the Placement Agent.

5.6. Officer’s Certificates. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.3, and 5.4 of this ARTICLE V, and (ii) Pubco and Merger Sub shall have delivered a Certificate, executed by their respective Chief Executive Officers or Chief Financial Officers, dated as of the Closing Date, certifying to the representations and warranties and conditions set forth in the Merger Agreement.

5.7. Secretary Certificates. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving, as applicable, the transactions contemplated by this Agreement and the issuance of the Common Stock, certifying the current versions of its Articles of Incorporation and Bylaws or other organizational documents and certifying as to the signatures and authority of persons signing this Agreement and related documents on its behalf.

ARTICLE VI REGISTRATION RIGHTS.

6.1. Registration; Definitions.

(a) No later than sixty (60) days following the Merger (as defined in the Memorandum) (the “Registration Due Date”), the Company shall prepare and file with the SEC a registration statement covering the resale of all of the Registrable Securities (the “Registration Statement”). The Registration Statement required hereunder shall be on Form S-1, SB-2, or any another appropriate form in accordance herewith, in the sole discretion of the Company. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Holder (as defined below) pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s counsel, the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

(b) In the event the Company fails to file the Registration Statement with the SEC on or before Registration Due Date, the Company shall pay to each Subscriber, as liquidated damages and not as a penalty, an amount, for each month (or portion of a month) in which such delay shall occur, equal to one percent (1%) of the Purchase Price paid by each such Subscriber, until the point in time when the Company has filed the Registration Statement with the SEC.

(c) The term “Registrable Securities” shall mean (i) the Common Stock sold in the Offering, or (ii) the securities received by a Holder (as defined below) in connection with the Merger; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder (as defined below) or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

(d) The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

6.2. Registration Procedures; Company. In connection with the Company’s registration obligations set forth in Section 6.1 above, the Company shall:

(a) Not less than five (5) business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders and (ii) cause its officers, directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three (3) business days after the Holders have been so furnished copies of such documents.

(b) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities.

(c) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d) Comply with all applicable rules and regulations of the SEC.

(e) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

6.3. Registration Procedures; Subscriber. In connection with the Company’s registration obligations set forth in Section 6.1 above:

(a) The Subscriber shall cooperate with the Company, as requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder. The Company may require the Subscriber to promptly furnish in writing to the Company such information as may be required in connection with such registration including, without limitation, all such information as may be requested by the SEC or the NASD or any state securities commission and all such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of the Registrable Securities. The Subscriber agrees to provide such information requested in connection with such registration within five (5) business days after receiving such written request, and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of the Registration Statement caused by any Subscriber’s failure to timely provide such information.

(b) If, in the good faith judgment of the Company, it would be detrimental to the Company or its stockholders for the Registration Statement to be filed or for resales of Registrable Securities to be made pursuant to the Registration Statement due to (i) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company or its stockholders or (ii) a proposed filing of or use of an existing registration statement in connection with a Company-initiated registration of any class of its equity securities, which, in the good faith judgment of the Company, would adversely effect or require premature disclosure of the filing or use of such Company-initiated registration (notice thereof, a “Blackout Notice”), upon receipt of a Blackout Notice from the Company, the Subscriber shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement (the period during which such disposition is discontinued, the “Blackout Period”) covering such Registrable Securities until (i) the Company advises the Subscriber that the Blackout Period has terminated and (ii) the Subscriber receives copies of a supplemented or amended prospectus, if necessary. If so directed by the Company, the Subscriber will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Subscriber’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(c) If the Subscriber determines to engage an underwriter (other than the Subscriber) in connection with the offering of any Registrable Securities (an “Underwritten Offering”), the Subscriber will enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities. The Subscriber shall consult with the Company prior to any Underwritten Offering and shall defer such Underwritten Offering for a reasonable period upon the request of the Company.

(d) The Subscriber shall not take any action with respect to any distribution deemed to be made pursuant to the Registration Statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

6.4. Registration Expenses. All fees and expenses of the Company incident to the performance of or compliance with Section 6.1 and Section 6.2 hereof by the Company shall be borne by the Company. In addition, the Company shall pay, on a one-time basis, the reasonable fees and expenses of counsel to the Holders of up to $10,000 in the aggregate with respect to the review of any registration statement filed pursuant to Section 6.1 hereof, as directed by the then Holders of a majority of the Registrable Securities.

6.5. Indemnification. In the event that any Registrable Securities are included in a Registration Statement under this ARTICLE VI:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished or omitted by such Holder for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses incurred by any person intended to be indemnified pursuant to this Section 6.5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 6.5(b) exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c) Promptly after receipt by an indemnified party under this Section 6.5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.5.

(d) If the indemnification provided for in this Section 6.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and Holders under this Section 6.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this ARTICLE VI, and otherwise.

6.6. Cutback. In connection with filing the Registration Statement pursuant to Section 6.1 hereof, the obligations of the Company set forth in this ARTICLE VI are subject to any limitations on the Company’s ability to register the full complement of such shares in accordance with Rule 415 under the Securities Act or other regulatory limitations. To the extent the number of such shares that can be registered is limited, the Company shall file a subsequent registration agreement which will provide, among other things, that the Company will use its commercially reasonable efforts to register additional changes of Registrable Securities as soon as permissible thereafter under applicable laws, rules and regulations so that all of such Registrable Securities are registered as soon as reasonably practicable.

6.7. Sales by Subscribers. The Subscriber shall sell any and all Registrable Securities (as defined below) purchased hereby in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. The Subscriber will not make any sale, transfer or other disposition of the Securities in violation of federal or state securities or “blue sky” laws and regulations.

6.8. Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

6.9. Waivers. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this ARTICLE VI may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended, which waiver shall be applicable to all Holders, and shall be deemed to have been consented to by all Holders. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

ARTICLE VII MISCELLANEOUS

7.1. Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the Borough of Manhattan, in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby.

7.2. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

7.3. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

7.4. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

7.5. Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Except as set forth in ARTICLE VI, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

7.6. Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications are:

If to the Company:

Mr. Peter M. Strumph
2850 Telegraph Avenue, Suite 310
Berkeley, CA 94705
Tel: (510) 281-7701
Fax: (510) 288-1310

With a copy to:

Ira L. Kotel, Esq.
Dickstein Shapiro LLP
1177 Avenue of the Americas
New York, NY 10036

If to the Subscriber: To the address set forth immediately below the Subscriber’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

7.7. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber and the Subscriber may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, and any such assignment without the prior written consent of the Company shall be void ab initio. Notwithstanding the foregoing, the Subscriber may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement. This provision does not limit the Subscriber’s right to transfer the Common Stock pursuant to the terms of this Agreement or to assign the Subscriber’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

7.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.9. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.10. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.11. Acceptance. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

7.12. Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.13. Other Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.14. Public Statements. The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

7.15. Exculpation Among Subscribers. The Subscriber agrees, acknowledges and understands that it is not relying on any of the other Subscribers in making its investment or decision to invest in the Company. The Subscriber agrees, acknowledges and understands that none of the other Subscribers nor their respective controlling persons, officers, directors, partners, agents or employees shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or the execution of or performance under this Agreement, nor shall the Subscriber be liable to the other Subscribers for any action heretofore or hereafter taken or omitted to be taken by the Subscriber in connection with the purchase of the Securities or the execution of or performance under this Agreement.

7.16. Several Obligations. The obligations of each Subscriber under any Subscription Agreements are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Subscription Agreement. Nothing contained herein or in any other Subscription Agreement, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Subscription Agreements. Each Subscriber confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Subscription Agreements, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Subscribers has been provided with the same Subscription Agreements for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

7.17. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

[Signature Page to Follow]

NUMBER OF SHARES	x	$		=	$
			(Offering Price)			(Investment Amount)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Telephone-Residence	Telephone—Residence

Facsimile-Business	Facsimile—Business

Facsimile-Residence	Facsimile—Residence

Tax ID # or Social Security #

Name in which securities should be issued:

Dated:	, 2007

This Subscription Agreement is agreed to and accepted as of _________________, 2007.
(Date)

NILE THERAPEUTICS, INC.

By:
Name: Mr. Peter M. Strumph
Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,_2007

(Signature)

EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONAIRRE

1. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B __
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Preferred Stock.

Category D __
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

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Category E __	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

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Category F __
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Preferred Stock and with total assets in excess of $5,000,000. (describe entity)

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Category G __
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Stock, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H __
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

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Category I __	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

2. SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

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(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

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(c) For all Subscribers, please list types of prior investments:

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(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES ❒	NO ❒

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private	Public or Private
	Companies	Companies	Biotechnology Companies

Frequently	_________________________	_________________________	_________________________
Occasionally	_________________________	_________________________	_________________________
Never	_________________________	_________________________	_________________________

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ❒	NO ❒

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES ❒	NO ❒

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ❒	NO ❒

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES ❒	NO ❒

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ❒	NO ❒

3. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If Preferred Stock are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

4. NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes ❒	No ❒

If Yes, please describe:

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*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by NASD Conduct Rule 3040 (a) and (b).

Name of NASD Member Firm

By:
Authorized Officer

Date:

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

EXHIBIT B

WIRE INSTRUCTIONS

US BANK NATIONAL ASSOCIATION
COPORATION TRUST, ST. PAUL MINNESOTA

ABA#: [ ]
BNF: U.S. BANK, NA
ACCOUNT #: [ ]
Further Credit to: Nile Therapeutics, Inc.
SEI#: 117882000
Attention: Stefan Ronchetti
Tel: 651-495-2148
Fax: 651-495-8087
Ref: [Investor Name] *

* It is imperative that the investing entity is listed on the wire